                                                                           Exhibit 10.1

AMENDMENT NO. 2
TO
CREDIT AGREEMENT

This Amendment No. 2 dated as of May 1, 2011 (this "Amendment"), is entered into by and between NIC INC., a Delaware corporation, as the Borrower (the "Borrower") and BANK OF AMERICA, N.A., a national banking association, as Lender (the "Lender").

Recitals

A.           The Borrower and the Lender have entered into that certain Credit Agreement dated as of May 2, 2007 as amended and modified by that certain Limited Waiver thereto dated July 22, 2008 and that certain Amendment No. 1 thereto dated as of May 1, 2009 (as so amended and modified, the "Credit Agreement").

B.           The Borrower and the Lender have agreed to certain amendments to the Credit Agreement as more fully described herein.

C.           The Amendment is subject to the representations and warranties of the Borrower and upon the terms and conditions set forth in this Amendment.

Agreement

Now, Therefore, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Borrower and the Lender hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement.

SECTION 2. Amendment.

2.1 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term "Maturity Date" to read in its entirety as follows:

 “Maturity Date” means May 1, 2014; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next Business Day.

SECTION 3. Limitations on Amendment.

3.1 The amendment set forth in Section 2 above is effective for the purposes set forth herein and will be limited precisely as written and will not be deemed to (a) be a consent to any other amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (b) otherwise prejudice any right or remedy which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (c) be a consent to any future amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

3.2 This Amendment is to be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived, are hereby ratified and confirmed and will remain in full force and effect.

SECTION 4. Representations and Warranties.  The Borrower represents and warrants to the Lender as follows:

4.1 Immediately after giving effect to this Amendment the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects, and the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.2 Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Expenses.  The Borrower agrees to pay to the Lender upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Lender may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.

SECTION 6. Reaffirmation.  The Borrower hereby reaffirms its obligations under each Loan Document (as amended hereby) to which it is a party.

SECTION 7. Effectiveness.  This Amendment will become effective as of the date hereof upon:

(a) the execution and delivery of this Amendment, whether the same or different copies, by the Borrower and Lender; and

(b) the payment of a one time upfront fee of $37,500.00 which shall be fully earned by the Lender upon the Lender’s execution and delivery of this Amendment.

SECTION 8. Governing Law.  This Amendment will be governed by and will be construed and enforced in accordance with the laws of the State of Missouri applicable to agreements made and prepared entirely within such State; provided that the Lender shall retain all rights arising under federal law.

SECTION 9. Claims, Counterclaims, Defenses, Rights of Set-Off. The Borrower hereby represents and warrants to the Lender that it has no knowledge of any facts that would support a claim, counterclaim, defense or right of set-off.

SECTION 10. Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts will be deemed an original of this Amendment.

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:                                                                      NIC INC.
a Delaware corporation

By:
Name:
Title:

Lender:                                                                      BANK OF AMERICA, N.A.

By:
Name:
Title:

CONSENT TO AMENDMENT NO. 2
TO CREDIT AGREEMENT

Each of the undersigned is a Guarantor and party to that certain Continuing Guaranty dated May 2, 2007 (the "Guaranty") in favor of Bank of America, N.A. pursuant to which the Guarantors have guaranteed the obligations of NIC INC. to Bank of America, N.A., as Lender and L/C Issuer pursuant to or in connection with that certain Credit Agreement dated May 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and the other Loan Documents (as defined in the Credit Agreement).  Each of the Guarantors hereby consents to Amendment No. 2 to the Credit Agreement dated as of May 1, 2011.

Each Guarantor hereby reaffirms its obligations under the Guaranty.

In Witness Whereof, the Guarantors have caused this Consent to be executed as of May 1, 2011.

ALABAMA INTERACTIVE, LLC, an Alabama limited liability company

By:
Name:
Title:

ARKANSAS INFORMATION CONSORTIUM, LLC, an Arkansas limited liability company

By:
Name:
Title:

COLORADO INTERACTIVE, LLC, a Colorado limited liability company

By:
Name:
Title:

Consent to Amendment No. 2 to Credit Agreement
15436604v3

HAWAII INFORMATION CONSORTIUM, LLC, a Hawaii limited liability company

By:
Name:
Title:

IDAHO INFORMATION CONSORTIUM, LLC, an Idaho limited liability company

By:
Name:
Title:

INDIANA INTERACTIVE, LLC, an Indiana limited liability company

By:
Name:
Title:

IOWA INTERACTIVE, LLC, an Iowa limited liability company

By:
Name:
Title:

KANSAS INFORMATION CONSORTIUM, INC., a Kansas corporation

By:
Name:
Title:

KENTUCKY INTERACTIVE LLC, a Kentucky limited liability company

By:
Name:
Title:

LOCAL GOVERNMENT ONLINE INDIANA, LLC, an Indiana limited liability company

By:
Name:
Title:

MAINE INFORMATION NETWORK, LLC, a Maine limited liability company

By:
Name:
Title:

MONTANA INTERACTIVE, LLC, a Montana limited liability company

By:
Name:
Title:

Consent to Amendment No. 2 to Credit Agreement
15436604v3

NICUSA, INC., a Kansas corporation

By:
Name:
Title:

NIC TECHNOLOGIES, LLC, a Kansas limited liability company

By:
Name:
Title:

NEBRASKA INTERACTIVE, LLC, a Nebraska limited liability company

By:
Name:
Title:

NEW MEXICO INTERACTIVE, LLC, a New Mexico limited liability company

By:
Name:
Title:

OKLAHOMA INTERACTIVE, LLC, an Oklahoma limited liability company

By:
Name:
Title:

RHODE ISLAND INTERACTIVE, LLC, a Rhode Island limited liability company

By:
Name:
Title:

TEXAS NICUSA, LLC, a Texas limited liability company

By:
Name:
Title:

 Consent to Amendment No. 2 to Credit Agreement
CC 1982193v2 15436604v3

SOUTH CAROLINA INTERACTIVE, LLC, a South Carolina limited liability company

By:
Name:
Title:

UTAH INTERACTIVE, LLC, a Utah limited liability company

By:
Name:
Title:

VERMONT INFORMATION CONSORTIUM, LLC, a Vermont limited liability company

By:
Name:
Title:

VIRGINIA INTERACTIVE, LLC, a Virginia limited liability company

By:
Name:
Title:

WEST VIRGINIA INTERACTIVE, LLC
a West Virginia limited liability company

By:
Name:
Title:

 Consent to Amendment No. 2 to Credit Agreement
CC 1982193v2 15436604v3